Exhibit 99

Form 3 Joint Filer Information


Name:	                        Omega Fund GP, Ltd.
Address:                        c/o 13-15 Victoria Road
	                        St Peter Port, Guernsey
	                        GYI 3ZD
	                        Channel Islands
	                        United Kingdom
Designated Filer:               Omega Fund I, L.P.
Issuer & Ticker Symbol:	        Micromet, Inc. [MITI]
Statement for Month/Day/Year:	05/05/06

OMEGA FUND GP, LTD.


By:/s/ Andrew Guille
   Name: Andrew Guille
   Title: Director

Name:	                        Omega Fund Management Limited
Address:                        c/o 13-15 Victoria Road
	                        St Peter Port, Guernsey
	                        GYI 3ZD
	                        Channel Islands
	                        United Kingdom
Designated Filer:               Omega Fund I, L.P.
Issuer & Ticker Symbol:	        Micromet, Inc. [MITI]
Statement for Month/Day/Year:	05/05/06

OMEGA FUND MANAGEMENT LIMITED


By:/s/ Andrew Guille
   Name: Andrew Guille
   Title: Director

Name:	                        Sigma Holding Limited
Address:                        c/o 13-15 Victoria Road
	                        St Peter Port, Guernsey
	                        GYI 3ZD
	                        Channel Islands
	                        United Kingdom
Designated Filer:	        Omega Fund I, L.P.
Issuer & Ticker Symbol:	        Micromet, Inc. [MITI]
Statement for Month/Day/Year	05/05/06

SIGMA HOLDING LIMITED


By:/s/ Andrew Guille
   Name: Andrew Guille
   Title: Director

Name:	                        Otello Stampacchia
Address:                        12, Rue de la Coulouvreniere
	                        1204 Geneva
	                        Switzerland
Designated Filer:	        Omega Fund I, L.P.
Issuer & Ticker Symbol:	        Micromet, Inc. [MITI]
Statement for Month/Day/Year:	05/05/06



/s/ Otello Stampacchia
Otello Stampacchia

Name:	                        Connie Helyar
Address:	                c/o 13-15 Victoria Road
	                        St Peter Port, Guernsey
	                        GYI 3ZD
	                        Channel Islands
	                        United Kingdom
Designated Filer:	        Omega Fund I, L.P.
Issuer & Ticker Symbol:	        Micromet, Inc. [MITI]
Statement for Month/Day/Year:	05/05/06



/s/ Connie Helyar
Connie Helyar

Name:	                        Andrew Guille
Address:	                c/o 13-15 Victoria Road
	                        St Peter Port, Guernsey
	                        GYI 3ZD
	                        Channel Islands
	                        United Kingdom
Designated Filer:	        Omega Fund I, L.P.
Issuer & Ticker Symbol:	        Micromet, Inc. [MITI]
Statement for Month/Day/Year:	05/05/06



/s/ Andrew Guille
Andrew Guille